Exhibit 10.1

                                                                  EXECUTION COPY

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                        MORTGAGE LOAN PURCHASE AGREEMENT

                                      AMONG

                                 BANK ONE, N.A.
                             BANK ONE, ARIZONA, N.A.
                            BANK ONE, COLORADO, N.A.
                            BANK ONE, ILLINOIS, N.A.
                             BANK ONE, INDIANA, N.A.
                            BANK ONE, KENTUCKY, N.A.
                              BANK ONE, UTAH, N.A.
                               BANK ONE, WISCONSIN

                                     SELLERS

                                       AND

                            BANC ONE ABS CORPORATION

                                    PURCHASER

                            DATED AS OF JUNE 23, 1999

                           BANC ONE HELOC TRUST 1999-1




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ARTICLE I     CERTAIN DEFINITIONS..............................................2

ARTICLE II    CONVEYANCE OF THE MORTGAGE LOANS; SECURITY INTEREST..............2

         Section 2.01.  Conveyance of Mortgage Loans; Security Interest........2

         Section 2.02.  Possession of Mortgage Files...........................4

         Section 2.03.  Books and Records......................................4

         Section 2.04.  Delivery of Mortgage Loan Documents....................4

         Section 2.05.  Acceptance by Purchaser of the Mortgage Loans;
                        Certain Substitutions; Certification by the
                        Trustee................................................5

         Section 2.06.  Acceptance by the Purchaser............................7

         Section 2.07.  The Closing............................................7

ARTICLE III   REPRESENTATIONS AND WARRANTIES...................................7

         Section 3.01.  Representations and Warranties of the Sellers..........7

         Section 3.02.  Representations and Warranties as to the
                        Mortgage Loans.........................................8

         Section 3.03.  Purchase and Substitution.............................12

ARTICLE IV    CONDITIONS......................................................13

         Section 4.01.  Conditions to Obligation of the Purchaser.............13

         Section 4.02.  Conditions To Obligation of each Seller...............13

ARTICLE V     THE SELLERS.....................................................13

         Section 5.01.  [Reserved]............................................13

         Section 5.02.  Enforceability; Merger or Consolidation
                        of the Sellers........................................14

         Section 5.03.  Mandatory Sale; Grant of Security Interest............14

ARTICLE VI    ADDITIONAL AGREEMENTS...........................................14

         Section 6.01.  Conflicts With Pooling and Servicing Agreement........14

         Section 6.02.  Protection of Title to Trust..........................15

         Section 6.03.  Other Liens or Interests..............................15

         Section 6.04.  Purchase Events.......................................15

         Section 6.05.  Indemnification.......................................15

         Section 6.06.  Trust.................................................16

ARTICLE VII   MISCELLANEOUS PROVISIONS........................................16

         Section 7.01.  Amendment.............................................16

         Section 7.02.  Waivers...............................................16

         Section 7.03.  Costs and Expenses....................................16

         Section 7.04.  Survival..............................................16

         Section 7.05.  Confidential Information..............................16

         Section 7.06.  Severability Clause...................................16


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         Section 7.07.  Headings and Cross-References.........................17

         Section 7.08.  Recordation of Agreement..............................17

         Section 7.09.  Governing Law.........................................17

         Section 7.10.  Notices...............................................17

         Section 7.11.  Counterparts..........................................17

         Section 7.12.  The Credit Enhancer...................................17

EXHIBIT A     [RESERVED].....................................................A-1

EXHIBIT B-1   MORTGAGE LOANS TRANSFERRED BY Bank One, N.A....................B-1

EXHIBIT B-2   MORTGAGE LOANS TRANSFERRED BY Bank One, Arizona, N.A...........B-2

EXHIBIT B-3   MORTGAGE LOANS TRANSFERRED BY Bank One, Colorado, N.A..........B-3

EXHIBIT B-4   MORTGAGE LOANS TRANSFERRED BY Bank One, Illinois, N.A..........B-4

EXHIBIT B-5   MORTGAGE LOANS TRANSFERRED BY Bank One, Indiana, N.A...........B-5

EXHIBIT B-6   MORTGAGE LOANS TRANSFERRED BY Bank One, Kentucky, N.A..........B-6

EXHIBIT B-7   MORTGAGE LOANS TRANSFERRED BY Bank One, Utah, N.A..............B-7

EXHIBIT B-8   MORTGAGE LOANS TRANSFERRED BY Bank One, Wisconsin..............B-8

EXHIBIT C     ACKNOWLEDGEMENT OF TRUSTEE AS TO RECEIPT OF MORTGAGE LOANS.....C-1

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     THIS MORTGAGE LOAN PURCHASE AGREEMENT is made as of June 23, 1999, by and among THE SELLERS LISTED ON THE SIGNATURE PAGE HERETO (the "Sellers") and BANC ONE ABS CORPORATION, its successors and assigns (the "Purchaser").

     WHEREAS, the Sellers and the Purchaser wish to set forth the terms pursuant to which the Mortgage Loans are to be sold by the Sellers to the Purchaser and purchased by the Purchaser from the Sellers;

     NOW, THEREFORE, in consideration of the foregoing, the other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

     Section 1.01. Certain capitalized terms used in this Agreement are defined in and shall have the respective meanings assigned them in Article I to the Pooling and Servicing Agreement, dated as of May 31, 1999, among the Purchaser, as Depositor, Bank One, N.A., as Servicer and The Bank of New York, as Trustee (the "Trustee") (the "Pooling and Servicing Agreement"). All references herein to "the Agreement" or "this Agreement" are to this Mortgage Loan Purchase Agreement, and all references herein to Articles, Sections and subsections are to Articles, Sections or subsections of this Mortgage Loan Purchase Agreement unless otherwise specified.

                                   ARTICLE II

               CONVEYANCE OF THE MORTGAGE LOANS; SECURITY INTEREST

     Section 2.01. Conveyance of Mortgage Loans; Security Interest

     (a) Immediately prior to consummation on the Closing Date of the transactions contemplated by the Pooling and Servicing Agreement, in consideration of the Purchaser's delivery of cash in the amount of $498,720,000 (which is net of underwriting commission), the Transferor Interest and other consideration, each Seller does hereby transfer, assign, set over and convey to the Purchaser without recourse, all of the right, title and interest of such Seller in and to each Mortgage Loan, including its Principal Balance (including all Additional Balances) set forth in the applicable Mortgage Loan Schedules attached hereto as Exhibits B-1, B-2, B-3, B-4, B-5, B-6, B-7 and B-8, together with the Mortgage Files relating thereto and all proceeds thereof received after the Cut-Off Date.

     (b) It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Sellers to the Purchaser as provided in this Agreement be, and be construed as, a sale of all of the Sellers' right, title and interest in the Mortgage Loans by the Sellers to the Purchaser and to the Trustee, as its successor and assignee hereunder. Further, it is not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Sellers to the Purchaser to secure a debt or other obligation of the Sellers; however, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Sellers, or if for any reason this Agreement is held or deemed to create a security interest


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in the Mortgage Loans, then, (a) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state; (b) the conveyance provided for in this Agreement shall be deemed to be, and hereby is, a grant by the Sellers to the Purchaser and to the Trustee as its successor and assignee hereunder of a security interest in and to all of the Sellers' right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and financial assets consisting of, arising from or relating to any of the property described in (A) through (D) below: (A) each Mortgage Loan identified on the Mortgage Loan Schedule, including all Eligible Substitute Mortgage Loans, together with (a) the Mortgage Note and the related Mortgage and (b) its Principal Balance and all Additional Balances and all collections in respect thereof received on or after the Cut-Off Date, (B) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure; (C) the Purchase Agreement, (D) any hazard insurance policies in respect of the Mortgage Loans; and (E) the amounts on deposit in the Spread Account; and

          (II) All proceeds of the collateral described in (I).

     (c) The possession by the Purchaser and the Trustee or its designee as the Purchaser's successor and assignee hereunder of the Mortgage Notes, Assignments of Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code as in force in the relevant jurisdiction; and notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Trustee or its designee for the purpose of perfecting such security interest under applicable law. Subject to the provisions of the Pooling and Servicing Agreement permitting the Servicer to commingle amounts collected with respect to the Mortgage Loans with other general collections of the Servicer, the Sellers and the Trustee at the direction of the Purchaser to the extent consistent with this Agreement, shall take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement; provided, however, that any security interest in favor of the Purchaser shall be and hereby is expressly subordinate and subject to the security interest granted in favor of the Trustee for the benefit of the Investor Certificateholders. In connection herewith, the Purchaser and the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     (d) The Sellers acknowledge and agree that the Purchaser absolutely has transferred, conveyed and assigned to the Trustee for the benefit of the Investor Certificateholders its rights under this Agreement and the Mortgage Loans. To the extent that any transfer of the Mortgage Loans or other property by any of the Sellers to the Purchaser


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pursuant to this Agreement is determined to be other than an absolute assignment of the Mortgage Loans and other property described in this Agreement and the Mortgage Loan Schedule, then the Sellers hereby grant directly to the Trustee, for the benefit of the holders of the Investor Certificates, as security for the Sellers' obligations under this Agreement (which obligations have been absolutely assigned to the Trustee for the benefit of the Investor Certificateholders), a security interest consisting of all of the Sellers' right, title and interest, in, to and under the following: (1) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and financial assets consisting of, arising from or relating to any of the property described in (A) through (D) below: (A) each Mortgage Loan identified on the Mortgage Loan Schedule, including all Eligible Substitute Mortgage Loans, together with (a) the Mortgage Note and the related Mortgage and (b) its Principal Balance and all Additional Balances and all collections in respect thereof received on or after the Cut-Off Date, (B) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure; (C) the Purchase Agreement, (D) any hazard insurance policies in respect of the Mortgage Loans; and (E) the amounts on deposit in the Spread Account and (2) all proceeds of the collateral described in (1).

     Section 2.02. Possession of Mortgage Files

     (a) Upon the delivery to each Seller of the consideration set forth in
Section 2.01, the ownership of each Seller's Mortgage Notes, related Mortgages and the contents of the related Mortgage Files are vested in the Purchaser.

     (b) Pursuant to Section 2.04, each Seller has delivered or caused to be delivered each Mortgage File with respect to the Mortgage Loans transferred by it to the Purchaser.

     Section 2.03. Books and Records

     (a) The transfer of each Mortgage Loan to the Purchaser shall be reflected on the related Seller's balance sheets and other financial statements as a sale of assets by such Seller. Each Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan that shall be clearly marked to reflect the ownership of each Mortgage Loan by the Purchaser.

     (b) Each Seller hereby confirms to the Trustee that it has caused the portions of the Electronic Ledgers relating to the Mortgage Loans to be clearly and unambiguously marked, and has made the appropriate entries in its general accounting records, to indicate that such Mortgage Loans have been transferred to or at the direction of the Purchaser.

     (c) In connection with the security interest granted pursuant to Section 2.01(d), the Sellers shall, at their own expense, cause their books and records to be marked to show that a security interest in such assets has been granted to the Trustee pursuant to this Agreement.



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     Section 2.04. Delivery of Mortgage Loan Documents

     Each Seller shall deliver or cause to be delivered within 120 days of the Closing Date to the Purchaser or its designee, in accordance with the instructions of the Purchaser and pursuant to Section 2.01(b) of the Pooling and Servicing Agreement, each original Mortgage Note, endorsed at the direction of the Purchaser by the applicable Seller, on its face or by allonge attached thereto, without recourse, in blank or to the order of the Trustee in the following form: "Pay to the order of The Bank of New York, as trustee for the registered holders of Banc One HELOC Trust 1999-1, HELOC Asset-Backed Certificates, Series 1999-1, without recourse, representation or warranty, express or implied," and an original Assignment of Mortgage endorsed in blank prepared in recordable form (together, the "Related Documents"); provided, however, that as to any Mortgage Loan, if (a) as evidenced by an Opinion of Counsel delivered to and in form and substance satisfactory to the Trustee and the Credit Enhancer, (x) an optical image or other representation of each Related Document is enforceable in the relevant jurisdictions to the same extent as the original of such document and (y) such optical image or other representation does not impair the ability of an owner of such Mortgage Loan to transfer its interest in such Mortgage Loan, and (b) the retention of the Related Documents in such format will not result in a reduction in the then current rating of the Investor Certificates, without regard to the Policy, then such optical image or other representation may be delivered to the Trustee (or any Custodian on behalf of the Trustee) or assignee in lieu of physical copies of the Related Documents.

     Each Seller agrees not to notify the obligors on the Mortgage Loans of the transfer of the Mortgage Loans to the Purchaser, unless required by the terms of the Mortgage Loans or applicable law.

     Section 2.05. Acceptance by Purchaser of the Mortgage Loans; Certain Substitutions; Certification by the Trustee

     (a) The Purchaser agrees to execute and deliver on the Closing Date for each Mortgage Loan an acknowledgment of receipt of the Mortgage Loans, in the form attached as Exhibit C hereto, and declares that it will hold the documents delivered to it pursuant to Section 2.04 and any amendments, replacements or supplements thereto, as well as any other assets transferred pursuant to the terms hereof. Pursuant to the Pooling and Servicing Agreement, any Custodial Agreement and this Agreement, the Trustee (or any Custodian on behalf of the Trustee) will, for the benefit of the Purchaser and the Credit Enhancer, review (or cause to be reviewed) each of the documents set forth in Section 2.04 within 90 days following delivery to ascertain that all Related Documents have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any signature thereon.

     (b) If the Trustee (or any Custodian on behalf of the Trustee) during the process of reviewing the Mortgage Files finds any document constituting a part of a Mortgage File not to have been executed or received or to be unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or, if in the course of its review, the Trustee (or any Custodian on behalf of the Trustee) determines that such Mortgage File is otherwise defective in any material respect, the Trustee is required by the Pooling and Servicing Agreement promptly upon the conclusion of such review to give notice of the same to the Purchaser, the applicable Seller and the Credit Enhancer to correct or cure such defect. It is understood that the scope of the Trustee's


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review of the Mortgage Files is limited solely to confirming that the Related
Documents have been executed and received and relate to the Mortgage Files identified in the Mortgage Loan Schedule. The applicable Seller agrees to use its reasonable efforts to cause to be remedied any material defect in a document constituting part of a Mortgage File of which such Seller is so notified by the Purchaser, the Trustee or the Credit Enhancer. If within 90 days after notice to it respecting such defect the applicable Seller has not caused the defect to be remedied, or if at any time any loss is suffered by the Trustee on behalf of the Certificateholders or the Credit Enhancer in respect of any Mortgage Loan as a result of a defect in any document constituting a part of its Mortgage File, then on the next succeeding Business Day upon the deposit to the Collection Account of the Transfer Deposit Amount, if any, and upon satisfaction of the applicable conditions described herein, all right, title and interest of the Trust in and to such Mortgage Loan shall be deemed to be retransferred, reassigned and otherwise reconveyed, without recourse, representation or warranty, to the Seller on such Business Day, and the Principal Balance of such Mortgage Loan shall be deducted from the Pool Balance; provided, however, that interest accrued on the Principal Balance of such Mortgage Loan to the end of the related Collection Period shall be the property of the Trust. If the Trustee determines pursuant to the Pooling and Servicing Agreement that the reduction of such Principal Balance from the Pool Balance in accordance with the preceding sentence would cause the Transferor Principal Balance to be less than the Minimum Transferor Interest (a "Transfer Deficiency") and delivers written notice of such deficiency to the applicable Seller, then within five Business Days after the Business Day of such retransfer the applicable Seller shall substitute one or more Eligible Substitute Mortgage Loans and/or deposit immediately available funds into the Collection Account in an aggregate amount determined by the Servicer pursuant to the Pooling and Servicing Agreement (the "Transfer Deposit Amount") such that the sum of the outstanding Principal Balances of any Eligible Substitute Mortgage Loans and the Transfer Deposit Amount is equal to the Transfer Deficiency. Such reduction or substitution and the actual payment of any Transfer Deposit Amount shall be deemed to be payment in full for such Defective Mortgage Loan. It is understood and agreed that the obligation of a Seller to accept a transfer of a Defective Mortgage Loan and to convey one or more Eligible Substitute Mortgage Loans and/or to make a deposit of any related Transfer Deposit Amount into the Collection Account shall constitute the sole remedy with respect to such defect available to Certificateholders, the Trustee and the Credit Enhancer against such Seller.

     Each Seller, promptly following the retransfer of a Defective Mortgage Loan or the transfer of an Eligible Substitute Mortgage Loan pursuant to this Section 2.05(b), shall appropriately mark its Electronic Ledger and make appropriate entries in its general account records to reflect such retransfer.

     Notwithstanding any other provision of this Section 2.05(b), a retransfer of a Defective Mortgage Loan to a Seller pursuant to this Section 2.05(b) that would cause the Transferor Principal Balance to be less than the Minimum Transferor Interest shall not occur if such Seller either fails to convey an Eligible Substitute Mortgage Loan or to deposit into the Collection Account any related Transfer Deposit Amount required by this Section 2.05(b) with respect to the transfer of such Defective Mortgage Loan.

     (c) The related Seller shall deliver to the Trustee such documents and agreements with respect to any Eligible Substitute Mortgage Loan or Loans as are required to be held by the Trustee in accordance with Section 2.04. For any Collection Period during which a


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Seller substitutes one or more Eligible Substitute Mortgage Loans, any Transfer
Deposit Amount shall be deposited by such Seller in the Collection Account at the time of substitution. Any amounts received in respect of an Eligible Substitute Mortgage Loan or Loans during the Collection Period in which the circumstances giving rise to such substitution occur shall not be an asset of the Trust and shall not be deposited by the Seller in the Collection Account. All amounts received by the Servicer in respect of any Defective Mortgage Loan retransferred to a Seller during the Collection Period in which the circumstances giving rise to such substitution occur shall be deposited by the Servicer in the Collection Account. Upon any such substitution, the applicable Eligible Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the applicable Seller shall be deemed to have made the covenants, representations and warranties set forth in Section 3.02 with respect to such Eligible Substitute Mortgage Loan or Loans as of the date of substitution. The procedures applied by a Seller in selecting an Eligible Substitute Mortgage Loan shall not be materially adverse to the interests of the Trustee, the Certificateholders or the Credit Enhancer.

     Section 2.06. Acceptance by the Purchaser

     The Purchaser acknowledges the assignment to it of the Mortgage Loans being transferred hereby by the Sellers and the delivery of the Mortgage Files to it or upon its order and has delivered cash and other consideration as set forth in
Section 2.01 to or upon the order of the related Sellers in exchange for such Mortgage Loans and the related Mortgage Files concurrently with such delivery.

     Section 2.07. The Closing

     The conveyance of the Mortgage Loans shall take place at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103, on the Closing Date, immediately prior to the closing of the transactions contemplated by the Pooling and Servicing Agreement and the Underwriting Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01. Representations and Warranties of the Sellers

Each Seller hereby represents and warrants to the Purchaser as of the Closing
Date:

     (a) Such Seller is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each State in which a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by such Seller and to perform its obligations as a Seller hereunder; such Seller has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by such Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement is the valid, binding and enforceable obligation of such Seller; and all requisite action has been taken by such Seller to


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make this Agreement valid, binding and enforceable against such Seller in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

     (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any Federal, State or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which such Seller makes no such representation or warranty), that are necessary in connection with the origination of the Mortgage Loans and the execution and delivery by such Seller of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of such Seller and the performance by such Seller of its obligations as a Seller under this Agreement;

     (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the bylaws of such Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which such Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which such Seller or its property is subject;

     (d) There is no action, suit, proceeding or investigation pending or, to the best of such Seller's knowledge, threatened against such Seller that, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of such Seller or in any material impairment of the right or ability of such Seller to carry on its business substantially as now conducted, or in any material liability on the part of such Seller or that would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of such Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

     (e) Such Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of such Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (f) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by such Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;



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     (g) Such Seller is solvent and such Seller will not be rendered insolvent as a result of the transfer of the Mortgage Loans to the Purchaser; and

     (h) The origination and collection practices used by such Seller with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper, prudent and customary in the home equity line of credit loan origination and servicing business.

     Section 3.02. Representations and Warranties as to the Mortgage Loans

     Each Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan sold by it pursuant to this Agreement, that:

     (a) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, this Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of such Seller in and to each related Mortgage Loan (including its Cut-Off Date Principal Balance and any Additional Balances), all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the Mortgage Loans and such funds as are from time to time deposited in the Collection Account (excluding any investment earnings thereon) and all other property specified in Section
2.01 of this Agreement as being conveyed to the Purchaser by such Seller, and (upon payment for any Additional Balances) will constitute a valid transfer and assignment to the Trustee of all right, title and interest of the Seller in and to the Additional Balances, all monies due or to become due with respect thereto, and all proceeds of such Additional Balances and all other property specified in Section 2.01 of this Agreement relating to the Additional Balances.

     (b) As of the Closing Date with respect to the Mortgage Loans, as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan and as of the date any Additional Balance is created, the information set forth in the Mortgage Loan Schedule for such Mortgage Loans is true and correct in all material respects;

     (c) The applicable Cut-Off Date Principal Balance has not been assigned or pledged, and such Seller is the sole owner and holder of such Cut-Off Date Principal Balance free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority to sell, assign or transfer the same pursuant to this Agreement;

     (d) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the related Mortgage Note and the Mortgage with respect to each Mortgage Loan have not been assigned or pledged, and such Seller is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature, and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans, to sell, assign or transfer the same pursuant to this Agreement;

     (e) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the related Mortgage is a valid and subsisting first or second lien (as set forth on the Mortgage Loan


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

Schedule), on the Mortgaged Property described in the Mortgage Loan Schedule, and as of the applicable Cut-off Date such related Mortgaged Property is free and clear of all encumbrances and liens having priority over the first or second lien (as applicable) of such Mortgage except for liens for (i) real estate taxes and special assessments not yet delinquent; (ii) income taxes, (iii) any first or similar mortgage loan secured by such Mortgaged Property and specified on the Mortgage Loan Schedule; (iv) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and (v) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

     (f) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there is no valid offset, defense or counterclaim of any obligor under any Credit Line Agreement or Mortgage that has been asserted or threatened;

     (g) To the best knowledge of such Seller, as of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there are no delinquent recordings or other tax or fee or assessment liens against any related Mortgaged Property;

     (h) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there is no proceeding pending, nor has the Seller received notice of such proceeding being threatened, for the total or partial condemnation of the related Mortgaged Property and, to the best knowledge of the Seller, such property is free of material damage;

     (i) To the best knowledge of such Seller, as of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, there are no mechanics' or similar liens or claims that have been filed for work, labor or material affecting the related Mortgaged Property that are, or may be, liens prior or equal to the lien of the related Mortgage, except liens that are fully insured against by the title insurance policy;

     (j) No Regular Payment is more than 29 days delinquent (measured on a contractual basis);

     (k) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, the related Mortgage File for each Mortgage Loan contains each of the documents and instruments specified to be included therein;

     (l) To the best knowledge of such Seller, the related Mortgage at origination complied in all material respects with applicable State and Federal laws, including without limitation usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan;

     (m) To the best knowledge of such Seller, either a lender's title insurance policy or binder was issued on the date of origination of the Mortgage Loan, and each such policy is valid and remains in full force and effect, or a title search or guaranty of title customary in the relevant jurisdiction was obtained with respect to the Mortgage Loan and no title insurance policy or binder was issued;

     (n) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located;

     (o) The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100%;

     (p) No selection procedure reasonably believed by such Seller to be adverse to the interests of the Certificateholders or the Credit Enhancer was utilized in selecting the Mortgage Loans;

     (q) Such Seller has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors;

     (r) The Regular Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the daily Principal Balance during the interest period relating to the date on which such Regular Payment is due;

     (s) Within 30 days of the Closing Date with respect to the Mortgage Loans and within 30 days of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, to the extent not already included in such filing with respect to the Mortgage Loans, such Seller will file UCC-1 financing statements with respect to the Mortgage Loans;

     (t) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related Mortgagor, except as the enforceability thereof may be limited by the bankruptcy, insolvency or similar laws affecting creditors' rights generally;

     (u) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, such Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Servicer;

     (v) The definition of the applicable index in each Credit Line Agreement relating to each Mortgage Loan does not differ materially from the Index as set forth on Exhibit B;

     (w) As of the Closing Date with respect to the Mortgage Loans and as of the applicable Transfer Date with respect to any Eligible Substitute Mortgage Loan, each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected thereon, an individual condominium unit, planned unit development unit or townhouse; and

     (x) At the time of origination of each Mortgage Loan, the Seller caused hazard insurance to be obtained for such Mortgage Loan, naming the Servicer or the related subservicer as loss payee thereunder and providing extended coverage in an amount that is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan from time to time or (ii) the combined principal balance owing on such Mortgage Loan and any mortgage loan senior to such Mortgage Loan from time to time.

     With respect to the representations and warranties set forth in this
Section 3.02 that are made to the best knowledge of a Seller, if it is discovered by such Seller, the Purchaser, the Servicer or a Responsible Officer of the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding such Seller's lack of knowledge with respect to the substance of such representation and warranty being inaccurate at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty and subject such Seller to the obligations set forth in Section 3.03.

     Section 3.03. Purchase and Substitution

     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Mortgage Loans to the Purchaser. It is understood and agreed that the Purchaser is making certain representations and warranties with respect to the Mortgage Loans in the Pooling and Servicing Agreement and that the Sellers have agreed to cure any breach of such representations and warranties or to repurchase or substitute for any affected Mortgage Loan as set forth herein. Upon discovery by a Seller, the Purchaser, the Servicer or a Responsible Officer of the Trustee of (i) any breach of the representation and warranty set forth in Section 2.04(b)(vi) of the Pooling and Servicing Agreement or (ii) a breach of any of the representations and warranties in Sections 3.01 and 3.02 or the representations and warranties of the Purchaser with respect to the Mortgage Loans in Section
2.04 of the Pooling and Servicing Agreement that materially and adversely affects the interests of the Trust or the Investor Certificateholders or the Credit Enhancer in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties and the Credit Enhancer. Within 90 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the applicable Seller shall cure such breach in all material respects or shall, not later than the Business Day next preceding the Distribution Date in the month following the Collection Period in which any such cure period expired (or such later date that is acceptable to the Trustee and the Credit Enhancer as evidenced by their written consents), either
(a) accept a retransfer of such Mortgage Loan from the Trust or (b) substitute one or more Eligible Substitute Mortgage Loans in the same manner and subject to the same conditions as set forth in Section 2.05; provided, however, that the cure for any breach of a representation and warranty of the Purchaser in Section
2.04 of the Pooling and Servicing Agreement relating to the characteristics of the Mortgage Loans in the aggregate shall be a repurchase of or substitution for only the Mortgage Loans necessary to cause such characteristics to be in compliance with the related representation and warranty; and provided, further, that in the event of such a breach relating to the characteristics of the Mortgage Loans in the aggregate, each Seller shall contribute proportionally to the repurchase or substitution of such Mortgage Loans, allocated according to the proportion of Mortgage Loans contributed by each such Seller to the Trust. Upon accepting such transfer and making any required deposit into the Collection Account and/or substitution of one or more Eligible Substitute Mortgage Loans, each Seller shall be entitled to receive an instrument of assignment or transfer from the Trustee to the same extent as set forth in Section 2.05 with respect to the retransfer of Mortgage Loans under that Section.

     It is understood and agreed that the obligations of any Seller to accept a retransfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account and/or to substitute one or more Eligible Substitute Mortgage Loans, shall constitute the sole remedy against such Seller with respect to such breach available to Investor Certificateholders, the Trustee on behalf of Investor Certificateholders and the Credit Enhancer. Notwithstanding the foregoing, with respect to any breach of the representation and warranty set forth in Section 3.02(d), the sale and assignment of the affected Mortgage Loans to the Trust shall be deemed void and the applicable Seller shall pay to the Trust an amount equal to the aggregate of the related Principal Balances, plus unpaid accrued interest on each such Principal Balance at the applicable Loan Rate to the date of payment.

                                   ARTICLE IV

                                   CONDITIONS

     Section 4.01. Conditions to Obligation of the Purchaser The obligation of the Purchaser to purchase the Mortgage Loans is subject to the satisfaction of the following conditions:

     (a) Representations and Warranties True. The representations and warranties of the Sellers hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Sellers shall have performed all obligations to be performed by them hereunder on or prior to the Closing Date.

     (b) Documents to be Delivered By the Sellers at the Closing.

     (i) The Mortgage Loan Schedule specifying the Mortgage Loans to be transferred hereunder, one copy to be attached to each counterpart of the Pooling and Servicing Agreement as the Mortgage Loan Schedule thereto;

     (ii) An Officer's Certificate with respect to each Seller, dated as of the Closing Date, with the resolutions of such Seller authorizing the transactions contemplated by this Agreement attached thereto, together with copies of the charter, by-laws and a Certificate of Good Standing dated as of recent date (acceptable to the Purchaser and its counsel) of such Seller;

     (iii) An Opinion of Counsel to the Sellers dated as of the Closing Date in the form attached to the Underwriting Agreement and any Opinion of Counsel required to be delivered to any Rating Agency or the Credit Enhancer;

     (c) Other Documents. On the Closing Date, each Seller shall provide such other documents as the Purchaser may reasonably request.

     (d) Other Transactions. The transactions contemplated by the Pooling and Servicing Agreement shall be consummated on the Closing Date.

     Section 4.02. Conditions To Obligation of each Seller

     The obligation of the Sellers to transfer the Mortgage Loans to the Purchaser is subject to the satisfaction of the condition that on the Closing Date the Purchaser shall deliver to each Seller the consideration set forth on Exhibit A hereto, as provided in Section 2.01.

                                   ARTICLE V

                                   THE SELLERS

     Section 5.01. [Reserved]

     Section 5.02. Enforceability; Merger or Consolidation of the Sellers

     (a) Each Seller (other than Bank One, Wisconsin, which is a Wisconsin State bank) shall keep in full effect its respective existence, rights and franchises as a national bank (or State bank, in the case of Bank One, Wisconsin), and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Pooling and Servicing Agreement and any of the Mortgage Loans and to perform its duties under such agreements.

     (b) Any Person into which any Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Seller shall be a party, or any Person succeeding to the business of any Seller, shall be the successor of any Seller hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 5.03. Mandatory Sale; Grant of Security Interest

     The sale on the Closing Date by each Seller of its Mortgage Loans is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the loss and damages incurred by the Purchaser (including damages to prospective purchasers of the Certificates) in the event of such Seller's failure to deliver the Mortgage Loans on or before the Closing Date. Each Seller hereby grants to the Purchaser and to the Trustee as its successor and assignee a lien on and continuing security interest in each Mortgage Loan and each document and instrument evidencing such Mortgage Loan to secure the performance by such Seller of its obligations hereunder. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity, and all such rights and remedies may be exercised concurrently, independently or successively.

                              ADDITIONAL AGREEMENTS

     The Sellers agree with the Purchaser as follows:

     Section 5.04. Conflicts With Pooling and Servicing Agreement

     To the extent that any provision of Sections 6.02 through 6.04 of this Agreement conflicts with any provision of the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall govern.

     Section 5.05. Protection of Title to Trust

     (a) The Sellers shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

          (i) maintain or preserve the transfer evidenced by this Agreement or carry out more effectively the purposes hereof; or

          (ii) preserve and defend the Purchaser's title to the Mortgage Loans and the rights of the Purchaser in such assets against the claims of all persons and parties, and the Sellers hereby designate the Purchaser its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Purchaser pursuant to this
     Section 6.02.

     Section 5.06. Other Liens or Interests

     Except for the conveyances hereunder and pursuant to this Agreement, the Sellers shall not sell, pledge, assign or transfer the Mortgage Loans to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Sellers shall defend the right, title and interest of the Purchaser in, to and under such Mortgage Loans against all claims of third parties claiming through or under the Sellers.

     Section 5.07. Purchase Events

     The Sellers acknowledge that the Purchaser has assigned all of its right, title and interest in, to and under this Agreement (including the Purchaser's right to cause the Sellers to repurchase the Mortgage Loans from the Purchaser under certain circumstances) to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement and has assigned to the Trustee its right, title and interest in this Agreement; provided, however, that neither the Trustee nor the Trust assumes the obligation under any Credit Line Agreement that provides for the funding of future advances to the Mortgagor thereunder, and neither the Trust nor the Trustee shall be obligated or permitted to fund any such future advances. The Sellers hereby covenant and agree with the Purchaser for the benefit of the Purchaser, the Trustee, the Certificateholders and the Credit Enhancer that the occurrence of a breach of any of the Sellers' representations and warranties contained in Section 3.02 hereof shall constitute events obligating the Seller to repurchase the applicable Mortgage Loan from the Trustee, to the extent specified in Section 2.04 of the Pooling and Servicing Agreement and without further notice from the Purchaser hereunder. It is understood and agreed that the obligation of any Seller to repurchase any Mortgage Loan as to which a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against such Seller for such breach available to the Trustee, the Certificateholders or the Credit Enhancer.

     Section 5.08. Indemnification

     The Sellers shall indemnify the Purchaser for any liability as a result of the failure of a Mortgage Loan to be originated in compliance with all requirements of law. This indemnity obligation shall be in addition to any obligation that the Sellers may otherwise have.

     Section 5.09. Trust

     The Sellers acknowledge that the Purchaser will transfer the Mortgage Loans to the Trustee (for the benefit of the Certificateholders) pursuant to the Pooling and Servicing Agreement, and the Purchaser shall assign its rights hereunder to the Trustee (for the benefit of the Certificateholders) as set forth in the Pooling and Servicing Agreement.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

     Section 6.01. Amendment

     This Agreement may be amended from time to time (upon prior notice to each of the Rating Agencies and with the prior written consent of the Credit Enhancer) by a written amendment duly executed and delivered by the Sellers and the Purchaser; provided, however, that any such amendment that materially adversely affects the rights of the Certificateholders under the Pooling and Servicing Agreement must be consented to by a majority of the Certificateholders.

     Section 6.02. Waivers

     No failure or delay on the part of the Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

     Section 6.03. Costs and Expenses

     The Sellers agree to pay all reasonable out-of-pocket costs and expenses of the Purchaser, including fees and expenses of counsel, in connection with the perfection as against third parties of the Purchaser's right, title and interest in, to and under the Mortgage Loans and the enforcement of any obligation of the Sellers hereunder.

     Section 6.04. Survival

     The representations, warranties and covenants of the Seller set forth in Sections 3.01 and 3.02 and Article V of this Agreement shall remain in full force and effect and shall survive the closing under Section 2.07 and the transfers contemplated by Sections 6.04 and 6.06.

     Section 6.05. Confidential Information

     The Purchaser agrees that it shall neither use nor disclose to any person the names and addresses of the Mortgagors, except in connection with the enforcement of the Purchaser's rights hereunder, or unenforceable under the Mortgage Loans or as required by law.

     Section 6.06. Severability Clause

     Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.07. Headings and Cross-References

     The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

     Section 6.08. Recordation of Agreement

     To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Sellers at the Sellers' expense on direction of the Purchaser accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Purchaser.

     Section 6.09. Governing Law

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 6.10. Notices

     All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail with return receipt requested, and shall be deemed to have been duly given upon receipt at the appropriate address set forth in the Pooling and Servicing Agreement.

     Section 6.11. Counterparts

     This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 6.12. The Credit Enhancer

     Any right conferred to the Credit Enhancer hereunder shall be suspended during any period in which the Credit Enhancer is in default in its payment obligations under the Policy. At such time as the Certificates are no longer outstanding under the Pooling and Servicing Agreement and no amounts owed to the Credit Enhancer with respect to the Certificates remain unpaid, the Credit Enhancer's rights hereunder shall terminate. The Credit Enhancer is an intended third-party beneficiary of this Agreement.

     IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                    PURCHASER
                                    Banc One ABS Corporation

                                    By:      /s/ Daniel A. Long, Jr.
                                         ---------------------------------------
                                         Name:        Daniel A. Long, Jr.
                                         Title:       Vice President

                                    SELLERS
                                    Bank One, N.A.

                                    By:      /s/ Daniel A. Long, Jr.
                                         ---------------------------------------
                                         Name:        Daniel A. Long, Jr.
                                         Title:       Assistant Vice President -
                                                      Funds Management

                                    Bank One, Arizona, N.A.

                                    By:      /s/ Daniel A. Long, Jr.
                                         ---------------------------------------
                                         Name:        Daniel A. Long, Jr.
                                         Title:       Assistant Vice President -
                                                      Funds Management

                                    Bank One, Colorado, N.A.

                                    By:      /s/ Daniel A. Long, Jr.
                                         ---------------------------------------
                                         Name:        Daniel A. Long, Jr.
                                         Title:       Assistant Vice President -
                                                      Funds Management

                                    Bank One, Illinois, N.A.

                                    By:      /s/ Daniel A. Long
                                         ---------------------------------------
                                         Name:        Daniel A. Long, Jr.
                                         Title:       Assistant Vice President -
                                                      Funds Management





              [Signature Page to Mortgage Loan Purchase Agreement]

                                    Bank One, Indiana, N.A.

                                    By:      /s/ Daniel A. Long, Jr.
                                         ---------------------------------------
                                         Name:        Daniel A. Long, Jr.
                                         Title:       Assistant Vice President -
                                                      Funds Management

                                    Bank One, Kentucky, N.A.

                                    By:      /s/ Daniel A. Long, Jr.
                                         ---------------------------------------
                                         Name:        Daniel A. Long, Jr.
                                         Title:       Assistant Vice President -
                                                      Funds Management

                                    Bank One, Utah, N.A.

                                    By:      /s/ Daniel A. Long, Jr.
                                         ---------------------------------------
                                         Name:        Daniel A. Long, Jr.
                                         Title:       Assistant Vice President -
                                                      Funds Management

                                    Bank One, Wisconsin

                                    By:      /s/ Daniel A. Long, Jr.
                                         ---------------------------------------
                                         Name:        Daniel A. Long, Jr.
                                         Title:       Assistant Vice President -
                                                      Funds Management
















              [Signature Page to Mortgage Loan Purchase Agreement]

Accepted and acknowledged for purposes of the grant of security interest set forth in Section 2.01(d) by:

THE BANK OF NEW YORK,
         as Trustee

Date:    June 23rd, 1999

By:        /s/ Franklin B. Austin
         ------------------------------------
         Name:    Franklin B. Austin
         Title:   Vice President




















              [Signature Page to Mortgage Loan Purchase Agreement]

                                                                       EXHIBIT A

                                   [RESERVED]

                                                                     EXHIBIT B-1


                          MORTGAGE LOANS TRANSFERRED BY
                                 Bank One, N.A.



                            Delivered to Trustee Only

                              [Deemed Incorporated]

                                                                     EXHIBIT B-2

                          MORTGAGE LOANS TRANSFERRED BY
                             Bank One, Arizona, N.A.



                            Delivered to Trustee Only

                              [Deemed Incorporated]

                                                                     EXHIBIT B-3

                          MORTGAGE LOANS TRANSFERRED BY
                            Bank One, Colorado, N.A.



                            Delivered to Trustee Only

                              [Deemed Incorporated]

                                                                     EXHIBIT B-4

                          MORTGAGE LOANS TRANSFERRED BY
                            Bank One, Illinois, N.A.



                            Delivered to Trustee Only

                              [Deemed Incorporated]

                                                                     EXHIBIT B-5

                          MORTGAGE LOANS TRANSFERRED BY
                             Bank One, Indiana, N.A.



                            Delivered to Trustee Only

                              [Deemed Incorporated]

                                                                     EXHIBIT B-6

                          MORTGAGE LOANS TRANSFERRED BY
                            Bank One, Kentucky, N.A.



                            Delivered to Trustee Only

                              [Deemed Incorporated]

                                                                     EXHIBIT B-7

                          MORTGAGE LOANS TRANSFERRED BY
                              Bank One, Utah, N.A.



                            Delivered to Trustee Only

                              [Deemed Incorporated]

                                                                     EXHIBIT B-8

                          MORTGAGE LOANS TRANSFERRED BY
                               Bank One, Wisconsin




                            Delivered to Trustee Only

                              [Deemed Incorporated]

                                                                       EXHIBIT C


           ACKNOWLEDGEMENT OF TRUSTEE AS TO RECEIPT OF MORTGAGE LOANS

     THE BANK OF NEW YORK, as Trustee (the "Trustee") under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 31, 1999, among Banc One ABS Corporation, as Depositor (the "Depositor"), Bank One, N.A. ("Bank One"), as Servicer, and the Trustee, hereby acknowledges receipt of the Mortgage Loans, and further declares that it will hold the documents delivered to it pursuant to Section 2.01 of the Pooling and Servicing Agreement and Section 2.04 of the Mortgage Loan Purchase Agreement, dated as of June 23, 1999 (the "Purchase Agreement"), among Bank One, Bank One, Arizona, N.A., Bank One, Colorado, N.A., Bank One, Illinois, N.A., Bank One, Indiana, N.A., Bank One, Kentucky, N.A., Bank One, Utah, N.A. and Bank One, Wisconsin (each, a "Seller" and, collectively, the "Sellers") and the Depositor, and any amendments, replacements or supplements thereto, as well as any other assets transferred pursuant to the terms of the Purchase Agreement.

     The Trustee hereby also acknowledges the grant of security interest in the Mortgage Loans by the Sellers to the Depositor and to the Trustee as its successor and assignee under the Purchase Agreement.



                                              THE BANK OF NEW YORK


                                          By: __________________________
                                              Name:
                                              Title:

Dated:  June 23, 1999





                                      C-1